BlackRock Municipal Bond Fund, Inc.

BlackRock National Municipal Fund

(the “Fund”)

Supplement dated April 29, 2016

to the Summary Prospectus dated October 28, 2015

Effective June 1, 2016, the following changes are made to the Fund’s Summary Prospectus:

Footnote 1 to the Fund’s fee table relating to the “Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)” for Investor A Shares in the section of the Summary Prospectus entitled “Key Facts About BlackRock National Municipal Fund—Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $250,000 or more.

Shareholders should retain this Supplement for future reference.